Exhibit 10.2

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT dated as of May 11, 2009 (the “Amendment”) is entered into among Georgia Gulf Corporation, a Delaware corporation (“GGC”), Royal Group, Inc. (formerly known as Royal Group Technologies Limited), a Canadian federal corporation (the “Canadian Borrower”; together with GGC, the “Borrowers”), the Guarantors, the Lenders party hereto, Bank of America, National Association, as Domestic Administrative Agent and Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders, Bank of America, National Association, as Domestic Administrative Agent, Domestic Collateral Agent and Domestic L/C Issuer, Bank of America, National Association acting through its Canada branch, as Canadian Administrative Agent, Canadian Collateral Agent and Canadian L/C Issuer and The Bank of Nova Scotia, as Canadian Swing Line Lender entered into that certain Credit Agreement dated as of October 3, 2006 (as amended from time to time, the “Credit Agreement”); and

WHEREAS, GGC has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Amendments.

(a)           The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“April 15 Interest Payments” means the interest payments due on April 15, 2009 under the 2006 Senior Notes and the 2006 Senior Subordinated Notes.

“Cutoff Date” has the meaning specified in Section 6.07.

“Waiver/Forbearance Agreement” has the meaning specified in Section 6.07.

(b)           The first sentence of Section 6.07 of the Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following:

“; provided that neither (1) the failure of GGC or any Subsidiary to make the April 15 Interest Payments nor (2) any cross-default occurring under the 2006 Senior Notes Documents, the 2006 Senior Subordinated Notes Documents or the 2003 Senior Notes Documents solely as a result of the failure to make the April 15 Interest Payments shall render inaccurate the foregoing representation unless any portion of the April 15 Interest Payments remains unpaid on the earlier of (such earlier date, the “Cutoff Date”)

(x) the first date on which holders of 25% or more of the aggregate principal amount of the outstanding 2006 Senior Notes, 2006 Senior Subordinated Notes or 2003 Senior Notes shall have the right (after giving effect to any amendment, waiver and/or forbearance agreements (each a “Waiver/Forbearance Agreement”) then in effect) to accelerate (or to instruct the applicable trustee to accelerate) the Indebtedness under the 2006 Senior Notes, the 2006 Senior Subordinated Notes or the 2003 Senior Notes, respectively, or to exercise (or to instruct the applicable trustee to exercise) any other remedies against the Company or any of its Subsidiaries as a result of the Company’s failure to make the April 15 Interest Payments and (y) June 15, 2009.”

(c)           Section 7.04 of the Credit Agreement is hereby amended by replacing the proviso at the end thereof with the following:

“; provided that the failure of any Loan Party to make the April 15 Interest Payments shall not constitute a breach of this covenant unless any portion of the April 15 Interest Payments remains unpaid on the Cutoff Date.”

(d)           Section 9.01(f)(i)(A) of the Credit Agreement is hereby amended by replacing the parenthetical immediately following the word “due” with the following parenthetical:

“(or, in the case of the April 15 Interest Payments, prior to the Cutoff Date)”.  For avoidance of doubt, it is understood and agreed that the failure to have made any such payment prior to the Cutoff Date shall not constitute a Default.

(e)           Section 9.01(f)(i)(B) of the Credit Agreement is hereby amended by:

(i)            inserting “(except, with respect to the 2006 Senior Notes, the 2006 Senior Subordinated Notes or the 2003 Senior Notes, after giving effect to any Waiver/Forbearance Agreement then in effect)” immediately following “the effect of which default or other event”; and

(ii)           inserting the following proviso immediately following “demanded” at the end thereof:

“; provided that, solely with respect to a default or other event that permits a trustee on behalf of the holders or beneficiaries of the 2006 Senior Notes, the 2006 Senior Subordinated Notes or the 2003 Senior Notes to cause, with the giving of notice if required, the applicable Indebtedness to be demanded or to become due and payable, if such default or other event results solely from the failure of GGC or any Subsidiary to make the April 15 Interest Payments, then such default or other event shall not constitute an Event of Default pursuant to this Section 9.01(f)(i)(B) unless (x) any portion of the April 15 Interest Payments remains unpaid on the Cutoff Date or (y) such trustee shall have caused, with the giving of notice if required, the applicable Indebtedness to be demanded or to become due and payable”

(f)            Section 9.01(n) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“; provided that the occurrence of an “Event of Default” under, and as defined in, the 2003 Senior Notes Documents that results solely from the failure of GGC or any Subsidiary to make the April 15 Interest Payments (including, for the avoidance of doubt, pursuant to any cross-default provision) shall not constitute an Event of Default pursuant to this Section 9.01(n) unless any portion of the April 15 Interest Payments remains unpaid on the Cutoff Date.”

(g)           Section 9.01(o) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“; provided that the occurrence of an “Event of Default” under, and as defined in, the 2006 Senior Notes Documents that results solely from the failure of GGC or any Subsidiary to make the April 15 Interest Payments (including, for the avoidance of doubt, pursuant to any cross-default provision) shall not constitute an Event of Default pursuant to this Section 9.01(o) unless any portion of the April 15 Interest Payments remains unpaid on the Cutoff Date.”

(h)           Section 9.01(p) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

“; provided that the occurrence of an “Event of Default” under, and as defined in, the 2006 Senior Subordinated Debt Documents that results solely from the failure of GGC or any Subsidiary to make the April 15 Interest Payments (including, for the avoidance of doubt, pursuant to any cross-default provision) shall not constitute an Event of Default pursuant to this Section 9.01(p) unless any portion of the April 15 Interest Payments remains unpaid on the Cutoff Date.”

Section 2.               Conditions Precedent.  This Amendment shall be effective upon satisfaction of the following conditions precedent (the date on which such conditions have been satisfied, the “Amendment Effective Date”):

(a)           Receipt by the Domestic Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders, the Required Domestic Revolving Lenders, the Required Canadian Revolving Lenders and Bank of America, N.A., as Administrative Agent;

(b)           Receipt by the Domestic Administrative Agent (i) for the account of (x) each Lender that has the right under the Credit Agreement to approve this Amendment and that has executed this Amendment on or prior to 3:00 p.m., New York City time, on May 11, 2009 and (y) each other Lender that has the right under the Credit Agreement to approve this Amendment and that has not been given the opportunity to access this Amendment and consent thereto (each of the Lenders described in the foregoing clauses (x) and (y) a “Consenting Lender”), a fee equal to 0.05% of the aggregate amount of each such Consenting Lender’s (A) Canadian Revolving Commitment, (B) Canadian Swing Line Commitment, (C) Domestic Revolving Commitment and (D) portion of the Term Loan outstanding and (ii) any fees and expenses of the Administrative Agents (including reasonable attorneys’ fees of the Administrative Agents) in connection with the Loan Documents;

(c)           Receipt by BAS of all fees, expenses and other amounts that have become due and payable to BAS, in its capacity as arranger of the Amendment, on or prior to the Amendment Effective Date pursuant to that certain letter agreement dated as of May 6, 2009 between GGC and BAS; and

(d)           Receipt by any Administrative Agent of such other documents, instruments, agreements and information as reasonably requested by such Administrative Agent.

Section 3.               Release.

(a)           Each Loan Party and its respective successors, assigns and legal representatives (collectively, the “Releasors”), releases, acquits and forever discharges each Administrative Agent and each Lender (collectively, the “Lender Parties”), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, advisors, successors and assigns, both present and former (collectively, the “Lender Party Affiliates”), from any and all manner of losses, costs, defenses, damages, liabilities, deficiencies, actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims, demands and out-of-pocket expenses whatsoever, asserted or unasserted, known or unknown, foreseen or unforeseen, in contract, tort, law or equity (generically, “Claims”), that any Releasor has or may have against any of the Lender Parties and/or the Lender Party Affiliates by reason of any action, failure to act, event, statement, accusation, assertion, matter or thing whatsoever arising from or based on facts occurring prior to the Amendment Effective Date that arises out of or is connected to the Loan Documents, the Loans and the Letters of Credit, including but not limited to any Claims or defense that relates to, in whole or in part, directly or indirectly:  (i) the Credit Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans or issuance of Letters of Credit under the Loan Documents; (iii) any actual or proposed use by the Loan Parties of the proceeds of the Loans or Letters of Credit; (iv) any actions or omissions of any Lender Party or Lender Party Affiliate in connection with the initiation or continuing exercise of any right or remedy contained in the Loan Documents at law or in equity; (v) the making or administration of the Loans, including without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”; (vi) any covenants, agreements, duties or obligations set forth in the Loan Documents; (vii) lost profits, (viii) loss of business opportunity, (ix) increased financing costs, (x) increased legal or other administrative fees or (xi) damages to business reputation.

(b)           Each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Lender Party or Lender Party Affiliate on the basis of any Claim released, remised and discharged by such Loan Party pursuant to this Section 3.  If any Loan Party or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Lender Party or Lender Party Affiliate may sustain as a result of such violation, all reasonable and documented attorneys’ fees and costs incurred by any Lender Party or Lender Party Affiliate as a result of such violation.

Section 4.               Miscellaneous.

(a)           GGC shall deliver to the Administrative Agent copies of each Waiver/Forbearance Agreement immediately upon the effectiveness thereof, and agrees that its failure to do so within two days after the effectiveness thereof shall constitute an Event of Default.

(b)           The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)           Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.

(d)           The Borrowers and the Guarantors hereby represent and warrant as follows:

(i)            Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)           This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)          No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(e)           The Loan Parties represent and warrant to the Lenders that after giving effect to this Amendment (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Amendment Effective Date with the same effect as if made on and as of such dates, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)            Each Loan Party hereby ratifies and confirms the security interest in and to all Collateral granted to the Collateral Agent pursuant to the Collateral Documents and the perfected, first priority status of such security interest as set forth therein (subject only to liens which are permitted by the terms of the Loan Documents to be prior to the Lien of the Collateral Agent).

(g)           In the event that the Amendment Effective Date occurs during the period beginning at 5:00 p.m. on May 11, 2009 through and including the day preceding the Cutoff Date, the Lenders hereby waive, solely during the period beginning at 5:00 p.m. on May 11, 2009 through and including the Amendment Effective Date, any Event of Default under Section 9.01(f), 9.01(n), 9.01(o) or 9.01(p) of the Credit Agreement arising solely from the Company’s failure to make the April 15 Interest Payments.  The waiver granted pursuant to this Section 4(f) shall be limited precisely as written, and shall not extend to any Default or Event of Default under any other provision of the Credit Agreement.

(h)           This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(i)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	GEORGIA GULF CORPORATION,
a Delaware corporation, as a Borrower and, with respect to the Canadian Obligations, as a Guarantor

	By:	/s/ Gregory Thompson
	Name:	Gregory Thompson
	Title:	Chief Financial Officer

ROYAL GROUP, INC. (formerly known as ROYAL GROUP TECHNOLOGIES LIMITED), a Canadian federal corporation, as a Borrower

	By:	/s/ Gregory Thompson
	Name:	Gregory Thompson
	Title:	Chief Financial Officer

DOMESTIC GUARANTORS:	GEORGIA GULF CHEMICALS & VINYLS, LLC, a Delaware limited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

GEORGIA GULF LAKE CHARLES, LLC, a Delaware limited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

GREAT RIVER OIL & GAS CORPORATION, a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROME DELAWARE CORP., a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL PLASTICS GROUP (U.S.A.) LIMITED, a Delaware corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

PLASTIC TRENDS, INC., a Michigan corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL OUTDOOR PRODUCTS, INC., an Indiana corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC., a Pennsylvania corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC., a Washington corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL WINDOW COVERINGS (USA) L.P., a Texas limited partnership

By: NOVO MANAGEMENT, INC.,
a Nevada corporation, its Managing Partner

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL MOULDINGS LIMITED, a Nevada corporation

By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ROYAL GROUP SALES (USA) LIMITED., a Nevada Corporation

By:	/s/ Gregory Thompson
Name:
Title:

CANADIAN GUARANTORS:	ROME ACQUISITION HOLDING CORP., a Nova Scotia unlimited liability company

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

6632149 CANADA INC.,
a Canadian federal corporation

	By:	/s/ Gregory Thompson
Name: Gregory Thompson
Title: Vice President

ALAIN CÔTÉ, AS SOLE TRUSTEE OF THE ROYBRIDGE FINANCING TRUST/LA FIDUCIE DE FINANCEMENT ROYBRIDGE,
a trust formed under the laws of the Province of Quebec

/s/ Alain Côté
Name: Alain Côté

DOMESTIC	BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT:	as Domestic Administrative Agent and
Domestic Collateral Agent

	By:	/s/ Kevin M. Behan
	Name:	Kevin M. Behan
	Title:	SVP

CANADIAN	BANK OF AMERICA, N.A.
ADMINISTRATIVE AGENT	acting through its Canada branch, as Canadian Administrative Agent and Canadian Collateral Agent

	By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

LENDERS		[LENDER]
AND L/C ISSUERS:		as a Lender and a [Domestic] [Canadian] L/C Issuer

		By:	/s/ Kevin M. Behan
		Name:	Kevin M. Behan
		Title:	SVP

ABN AMRO BANK, N.V.		AMERIPRISE CERTIFICATE COMPANY
as a Canadian Revolving Lender		as a Lender

By:	/s/ David W. Stack	By:	/s/ Robin C. Stancil
Name:	David W. Stack	Name:	Robin C. Stancil
Title:	Senior Vice President	Title:	Assistant Vice President

By:	/s/ Parker H. Douglas
Name:	Parker H. Douglas
Title:	Senior Vice President

AMMC CLO III, LIMITED		AMMC CLO IV, LIMITED
By: American Money Management Corp.,		By: American Money Management Corp., as
as Collateral Manager as a Lender		Collateral Manager as a Lender

By:	/s/ David P. Meyer	By:	/s/ David P. Meyer
Name:	David P. Meyer	Name:	David P. Meyer
Title:	Senior Vice President	Title:	Senior Vice President

AMMC CLO VI, LIMITED		AMMC VII, LIMITED
By: American Money Management Corp.,		By: American Money Management Corp., as
as Collateral Manager as a Lender		Collateral Manager as a Lender

By:	/s/ David P. Meyer	By:	/s/ David P. Meyer
Name:	David P. Meyer	Name:	David P. Meyer
Title:	Senior Vice President	Title:	Senior Vice President

AMMC VIII, LIMITED		APOSTLE LOOMIS SAYLES SENIOR
By: American Money Management Corp.,		LOAN FUND as a Lender
as Collateral Manager as a Lender
		By:	Please See Following Page:
By:	/s/ David P. Meyer	Name:
Name:	David P. Meyer	Title:
Title:	Senior Vice President
APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender
By: Loomis, Sayles & Company, L.P.
Its Investment Manager
By: Loomis, Sayles & Company, Incorporated
Its General Partner

		By:	/s/ John R. Bell
		Name:	John R. Bell
		Title:	Vice President

ARIZONA STATE RETIREMENT SYSTEM BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS INVESTMENT MANAGER UNDER POWER OF ATTORNEY as a Lender		THE ASSETS MANAGEMENT COMMITTEE OF THE COCA-COLA COMPANY MASTER RETIREMENT TRUST, BY: PYRAMIS GLOBAL ADVISORS TRUST COMPANY, AS
INVESTMENT MANAGER UNDER
By:	/s/ David Censorio	POWER OF ATTORNEY as a Lender
Name:	David Censorio
Title:	VP	By:	/s/ David Censorio
		Name:	David Censorio
BABSON CLO LTD. 2004-I		Title:	VP
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II		BALTIC FUNDING LLC as a Lender
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-II		By:	/s/ Tara E. Kenny
BABSON CLO LTD. 2007-I		Name:	Tara E. Kenny
SAPPHIRE VALLEY CDO I, LTD.		Title:	Assistant Vice President
SUFFIELD CLO, LIMITED as Lenders
By: Babson Capital Management LLC as		BANK OF AMERICA, N.A.
Collateral Manager		acting through its Canada branch, as a Lender and a Canadian L/C Issuer
By:	/s/ Geoffrey Takacs
Name:	Geoffrey Takacs	By:	/s/ Medina Sales de Andrade
Title:	Director	Name:	Medina Sales de Andrade
		Title:	Vice President

MAPLEWOOD (CAYMAN) LIMITED as a Lender		THE BANK OF NOVA SCOTIA as a Lender and a Canadian L/C Issuer
By: Babson Capital Management LLC as
Investment Manager		By:	/s/ Mark Vigil
		Name:	Mark Vigil
By:	/s/ Geoffrey Takacs	Title:	Managing Director, Special Accounts
Name:	Geoffrey Takacs	Management
Title:	Director
BANK OF TOKYO-MITSUBISHI UFJ
JFIN CLO 2007 LTD. as a Lender		TRUST COMPANY as a Lender and a
By: Jefferies Finance LLC as Collateral		Domestic L/C Issuer
Manager
		By:	/s/ David Noda
By:	/s/ Andrew Lennon	Name:	David Noda
Name:	Andrew Lennon	Title:	VP and Manager
Title:	Director

BASSO MULTI-STRATEGY HOLDING		BROWNSTONE PARTNERS
FUND LTD. as a Lender		CATALYST MASTER FUND, LTD. as a
Lender
By:	/s/ Joseph J. Schultz	By: Brownstone Asset Management, LP
Name:	Joseph J. Schultz
Title:	Chief Operating Officer	By:	/s/ David Zornitsky
		Name:	David Zornitsky
		Title:	CFO

CARLYLE HIGH YIELD PARTNERS 2008-1, LTD. as a Lender		CARLYLE HIGH YIELD PARTNERS IV, LTD. as a Lender

By:	/s/ Linda Pace	By:	/s/ Linda Pace
Name:	Linda Pace	Name:	Linda Pace
Title:	Managing Director	Title:	Managing Director

CARLYLE HIGH YIELD PARTNERS IX, LTD. as a Lender		CARLYLE LOAN INVESTMENT LTD., as a Lender

By:	/s/ Linda Pace	By:	/s/ Linda Pace
Name:	Linda Pace	Name:	Linda Pace
Title:	Managing Director	Title:	Managing Director

CENTURION CDO VI, LTD.		CENTURION CDO VII, LIMITED
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENTURION CDO 8, LIMITED		CENTURION CDO 9, LTD.
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENT CDO 10 LIMITED		CENT CDO XI, LIMITED
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stancil	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENT CDO 12 LIMITED		CENT CDO 14 LIMITED
By: RiverSource Investments, LLC as Collateral Manager as a Lender		By: RiverSource Investments, LLC as Collateral Manager as a Lender

By:	/s/ Robin C. Stanci	By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil	Name:	Robin C. Stancil
Title:	Director of Operations	Title:	Director of Operations

CENT CDO 15 LIMITED		CITIBANK, N.A. as a Lender and a Domestic
By: RiverSource Investments, LLC as		L/C Issuer
Collateral Manager as a Lender
		By:	/s/ Brian Blessing
By:	/s/ Robin C. Stancil	Name:	Brian Blessing
Name:	Robin C. Stancil	Title:	Attorney-in-Fact
Title:	Director of Operations

COA CLO FINANCING LTD.		COMMONWEALTH OF
By: FS COA Management LLC, as Portfolio Manager as a Lender		MASSACHUSETTS PENSION RESERVES INVESTMENT MANAGEMENT BOARD,
BY: PYRAMIS GLOBAL ADVISORS
By:	/s/ John W. Fraser	TRUST COMPANY, AS INVESTMENT
Name:	John W. Fraser	MANAGER UNDER POWER OF
Title:	Manager	ATTORNEY as a Lender

		By:	/s/ David Censorio
		Name:	David Censorio
		Title:	VP

CONTINENTAL CASUALTY COMPANY		EATON VANCE CDO VII PLC
as a Lender		By: Eaton Vance Management
as Interim Investment Advisor as a Lender
By:	/s/ Marilou R. McGirr
Name:	Marilou R. McGirr	By:	/s/ Michael B. Botthof
Title:	Vice President and Assistant Treasurer	Name:	Michael B. Botthof
		Title:	Vice President

EATON VANCE CDO VIII, LTD.		EATON VANCE CDO IX LTD.
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof	Name:	Michael B. Botthof
Title:	Vice President	Title:	Vice President

EATON VANCE CDO X PLC		EATON VANCE FLOATING-RATE
By: Eaton Vance Management		INCOME TRUST
as Investment Advisor as a Lender		By: Eaton Vance Management
as Investment Advisor as a Lender
By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof	By:	/s/ Michael B. Botthof
Title:	Vice President	Name:	Michael B. Botthof
		Title:	Vice President

EATON INSTITUTIONAL SENIOR LOAN FUND		EATON VANCE LOAN OPPORTUNITIES FUND, LTD.
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof	Name:	Michael B. Botthof
Title:	Vice President	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND		EATON VANCE SENIOR FLOATING- RATE TRUST
By: Eaton Vance Management		By: Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof	Name:	Michael B. Botthof
Title:	Vice President	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST		EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By:	Eaton Vance Management	By:	Eaton Vance Management
as Investment Advisor as a Lender		as Investment Advisor as a Lender

By:	/s/ Michael B. Botthof	By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof	Name:	Michael B. Botthof
Title:	Vice President	Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND		FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH
By:	Eaton Vance Management	INCOME FUND as a Lender
as Investment Advisor as a Lender
		By:	/s/ Gary Ryan
By:	/s/ Michael B. Botthof	Name:	Gary Ryan
Name:	Michael B. Botthof	Title:	Assistant Treasurer
Title:	Vice President

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR HIGH INCOME ADVANTAGE FUND as a Lender		FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR LEVERAGED COMPANY STOCK FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY HIGH INCOME CENTRAL FUND 2 as a Lender		FIDELITY SECURITIES FUND: FIDELITY LEVERAGED COMPANY STOCK FUND as a Lender

By:	/s/ Gary Ryan	By:	/s/ Gary Ryan
Name:	Gary Ryan	Name:	Gary Ryan
Title:	Assistant Treasurer	Title:	Assistant Treasurer

FIDELITY SUMMER STREET TRUST: FIDELITY HIGH INCOME FUND as a		THE FOOTHILL GROUP, LLC as a Lender
Lender		By:	/s/ Dennis Ascher
		Name:	Dennis Ascher
By:	/s/ Gary Ryan	Title:	Senior Vice President
Name:	Gary Ryan
Title:	Assistant Treasurer

GALAXY X CLO, LTD.		GALLATIN CLO II 2005-1 LTD.
By: AIG Global Investment Corp. As Collateral Manager		By: UrsaMine Credit Advisors, LLC as its Collateral Manager as a Lender

AIG-BANK LOAN FUND LTD.		By:	/s/ Niall Rosenzweig
By: AIG Global Investment Corp., Its		Name:	Niall Rosenzweig
Investment Manager		Title:	Principal

SUNAMERICA SENIOR FLOATING RATE FUND, INC.		GALLATIN CLO III 2007-1 LTD. AS ASSIGNEE
By: AIG-Global Investment Corp., Investment Sub-Adviser		By: UrsaMine Credit Advisors, LLC as its Collateral Manager as a Lender

AIG ANNUNITY INSURANCE		By:	/s/ Niall Rosenzweig
COMPANY		Name:	Niall Rosenzweig
By: AIG Global Investment Corp. Inc. Ts		Title:	Principal
Investment Advisor

By:	/s/ W. Jeffrey Baxter
Name:	W. Jeffrey Baxter
Title:	Managing Director

GALLATIN FUNDING I LTD.		GENERAL ELECTRIC CAPITAL
By: UrsaMine Credit Advisors, LLC as its		CORPORATION as a Lender
Collateral Manager as a Lender
		By:	/s/ Rebecca A. Ford
By:	/s/ Niall Rosenzweig	Name:	Rebecca A. Ford
Name:	Niall Rosenzweig	Title:	Duly Authorized Signatory
Title:	Principal

GOLDMAN SACHS LENDING		GRAYSON & CO.
PARTNERS LLC as a Lender		By: Boston Management and Research as
Investment Advisor as a Lender
By:	/s/ Andrew Caditz
Name:	Andrew Caditz	By:	/s/ Michael B. Botthof
Title:	Vice President	Name:	Michael B. Botthof
		Title:	Vice President

GRAYSON CLO II 2004-1 LTD.		GULF STREAM-RASHINBAN CLO 2006-I
By: UrsaMine Credit Advisors, LLC as its		LTD
Collateral Manager as a Lender		By: Gulf Stream Asset Management LLC As
Collateral Manager (Sumitomo Deal)
By:	/s/ Niall Rosenzweig
Name:	Niall Rosenzweig	GULF STREAM-SEXTANT CLO 2006-I
Title:	Principal	LTD
By: Gulf Stream Asset Management LLC As
Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I LTD
By: Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2007 LTD
By: Gulf Stream Asset Management LLC As Collateral Manager
as a Lender

		By:	/s/ Barry Love
		Name:	Barry Love
		Title:	Chief Credit Officer

HFR ED DISCOVERY MASTER TRUST as a Lender		JPMORGAN CHASE BANK, N.A. as a Lender and a Domestic L/C Issuer
By:	Brownstone Asset Management, LP, as
Trading Manager for HFR Ed Discovery		JPMORGAN CHASE BANK, N.A.,
Master Trust		TORONTO BRANCH

By:	/s/ David Zornitsky	By:	/s/ Stacey Haimes
Name:	David Zornitsky	Name:	Stacey Haimes
Title:	CFO	Title:	Executive Director

KATONAH III, LTD.		KATONAH IV, LTD.
By: Sankaty Advisors LLC as Sub-Advisors as a Lender		By: Sankaty Advisors, LLC as Sub-Advisors as a Lender

By:	/s/ Jeffrey Hawkins	By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins	Name:	Jeffrey Hawkins
Title:	Managing Director	Title:	Managing Director
	Chief Operating Officer		Chief Operating Officer

KS CAPITAL PARTNERS, L.P. as a Lender and a [Domestic][Canadian] L/C Issuer		KS INTERNATIONAL, INC. as a Lender and a [Domestic][Canadian] L/C Issuer

By:	/s/ Michael Jenal	By:	/s/ Michael Jenal
Name:	Michael Jenal	Name:	Michael Jenal
Title:	CFO	Title:	CFO

MALIBU CBNA Loan Funding LLC
as a Lender

		By:	/s/ Adam Kaiser
		Name:	Adam Kaiser
		Title:	Attorney-in-fact

LINCOLN S.A.R.L. – SOCIETE A RESPONSIBILITE LIMITEE as a Lender
By:	HIGHBRIDGE LEVERAGED LOAN
PARTNERS MASTER FUND, LP. AS
PORTFOLIO MANAGER

By:	HIGHBRIDGE CAPITAL
MANAGEMENT, LLC AS TRADING
MANAGER

By:	/s/
Name:
Title:

MIZUHO CORPORATE BANK, LTD. as a Lender		MORGAN STANLEY SENIOR FUNDING, INC. as a Lender

By:	/s/ Leon Mo	By:	/s/ Su Yeo
Name:	Leon Mo	Name:	Su Yeo
Title:	Senior Vice President	Title:	Vice President

NAVIGARE FUNDING I CLO LTD		NAVIGARE FUNDING II CLO LTD
By: Navigare Partners LLC		By: Navigare Partners LLC
its collateral manager, as a Lender		as collateral manager, as a Lender

By:	/s/ Joel G. Serebransky	By:	/s/ Joel G. Serebransky
Name:	Joel G. Serebransky	Name:	Joel G. Serebransky
Title:	Managing Director	Title:	Managing Director

NAVIGARE FUNDING III CLO LTD		NEWSTART FACTORS, INC. as a Lender and
By: Navigare Partners LLC		a [Domestic] [Canadian] L/C Issuer
as collateral manager, as a Lender
		By:	/s/ James Bennett
By:	/s/ Joel G. Serebransky	Name:	James Bennett
Name:	Joel G. Serebransky	Title:	President
Title:	Managing Director

PPM SHADOW CREEK FUNDING LLC as		PYRAMIS HIGH YIELD FUND, LLC, BY:
a Lender		PYRAMIS GLOBAL ADVISORS TRUST
COMPANY, AS INVESTMENT MANAGER
By:	/s/ Tara E. Kenny	UNDER POWER OF ATTORNEY as a
Name:	Tara E. Kenny	Lender
Title:	Assistant Vice President
		By:	/s/ David Censorio
		Name:	David Censorio
		Title:	VP

RACE POINT IV CLO, LTD.		RIVERSOURCE LIFE INSURANCE
By:	Sankaty Advisors, LLC	COMPANY as a Lender
as Collateral Manager
as a Lender		By:	/s/ Robin C. Stancil
		Name:	Robin C. Stancil
By:	/s/ Jeffrey Hawkins	Title:	Assistant Vice President
Name:	Jeffrey Hawkins
Title:	Managing Director
Chief Operating Officer

RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC. – RIVERSOURCE STRATEGIC INCOME ALLOCATION FUND as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I – INGOTS, Ltd., as Term Lender as a Lender
		By:	/s/ Jeffrey Hawkins
By:	/s/ Robin C. Stancil	Name:	Jeffrey Hawkins
Name:	Robin C. Stancil	Title:	Managing Director
Title:	Assistant Vice President		Chief Operating Officer

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO, Limited, as Term Lender as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender as a Lender

By:	/s/ Jeffrey Hawkins	By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins	Name:	Jeffrey Hawkins
Title:	Managing Director	Title:	Managing Director
	Chief Operating Officer		Chief Operating Officer

SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender as a Lender

By:	/s/ Jeffrey Hawkins	By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins	Name:	Jeffrey Hawkins
Title:	Managing Director	Title:	Managing Director
	Chief Operating Officer		Chief Operating Officer

SENIOR DEBT PORTFOLIO		SERVES 2006-1, Ltd.
By:	Boston Management and Research as
	Investment Advisor as Lender	By:	/s/ Chris Kappas
PPM America, Inc., as Collateral Manager
By:	/s/ Michael B. Botthof		Chris Kappas
Name:	Michael B. Botthof		Managing Director
Title:	Vice President

SYMPHONY CLO IV		TRALEE CDO I, LTD.,
as a Lender		as a Lender
By: Symphony Asset Management, LLC
		By:	/s/ Joseph Matteo
By:	/s/ James Kim	Name:	Joseph Matteo
Name:	James Kim	Title:	Authorized Signatory
Title:	Associate Portfolio Manager

TRILOGY PORTFOLIO CO., LLC		WACHOVIA BANK, N.A. as a Lender
as a Lender
		By:	/s/ C. Mark Hedrick
By:	/s/ Paul S. Greenberg	Name:	C. Mark Hedrick
Name:	Paul S. Greenberg	Title:	Managing Director
Title:	Principal

ZOHAR III, LIMITED		EACH OF THE ACCOUNTS LISTED ON
as a Lender		ANNEX A, INDIVIDUALLY, AND
By:	Patriarch Partners XV, LLC, its Collateral	SEVERALLY NOT JOINTLY as a Lender:
Manager		•	WELLINGTON TRUST COMPANY,
NATIONAL ASSOCIATION
By:	/s/ Lynn Tilton		MULTIPLE COMMON TRUST
Name:	Lynn Tilton		INVESTMENT FUNDS TRUST,
Title:	Manager		OPPORTUNISTIC FIXED INCOME
ALLOCATION
		•	HISCOX INSURANCE COMPANY
(BERMUDA) LTD.
		•	HISCOX SYNDICATE 33
		•	WELLINGTON TRUST COMPANY,
NATIONAL ASSOCIATION
MULTIPLE COMMON TRUST FUNDS
TRUST, OPPORTUNISTIC
INVESTMENT PORTFOLIO

		By:	/s/ Robert J. Toner
		Name:	Robert J. Toner
		Title:	Vice President and Counsel